PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of March 7, 2008, is executed by and between Total Luxury Group, Inc., a Indiana corporation (the "Pledgor" or the "Company"), and Accelerant Partners LLC, a Delaware limited liability company (the "Pledgee").

                                   Background

     A. Pursuant to the Stock Purchase Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Purchase Agreement"), between the Company, as purchaser of certain shares of Petals Decorative Accents, Inc. common stock (the "Shares") and the Pledgee, as the seller of the Shares, the Company, as partial consideration for its purchase of Shares, has agreed to issue to the Pledgee, the Company's Senior Secured 9% convertible promissory note in the aggregate principal amount of $19,000,000 (together with all renewals, extensions and modifications thereof and any note or notes issued in substitution or exchange therefor, the "Note"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

B. Pledgor is the legal and beneficial owner, as more fully described on Exhibit A attached hereto, of 38,000,000 Shares of Petals Decorative Accents Inc.
(sometimes hereinafter referred to as "Issuer"), and may from time to time hereafter acquire additional shares of common stock or other equity securities of Issuer. Pledgor, as an equity holder of Issuer, acknowledges that (i) it will receive direct and indirect benefits from the Pledgee pursuant to the Purchase Agreement and the other Transaction Documents and (ii) Pledgor's execution of this Agreement is a condition precedent to Pledgee entering into the Purchase Agreement and fulfilling its covenants thereunder and consummating the transactions contemplated thereby.

     C. In order to further secure the payment and performance of the covenants of Pledgor in favor of Pledgee under the Purchase Agreement or any other Transaction Document (collectively, the "Obligations"), Pledgor has agreed to pledge to Pledgee, for the benefit of Pledgee, all of the equity securities of Issuer, in each case, now or hereafter owned by Pledgor.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Pledge. Pledgor hereby pledges and grants to Pledgee, for the benefit of Pledgee, a lien on and security interest in all of Pledgor's right, title and interest in and to the following property and interests in property of Pledgor, whether now owned or hereafter acquired and wherever located (the "Pledged Collateral"):



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          (a) all common stock and equity securities and all general intangibles relating to the ownership of such common stock and equity securities of Issuer now or at any time or times hereafter owned by Pledgor, including, without limitation, all of such equity securities (and general intangibles related thereto) or other securities described on Exhibit A hereto (collectively, the "Pledged Interests");

          (b) all warrants, options and other rights to acquire, and rights in and to, the common stock or other equity securities of Issuer now or at any time or times hereafter owned by Pledgor (collectively, the "Rights");

          (c) all other property now or at any time or times hereafter received, receivable or otherwise distributed in respect of or in exchange or substitution for any or all of the Pledged Interests and/or the Rights, and all of Pledgor's rights thereto, including, without limitation, all dividends, cash and other payments and distributions of any kind whatsoever; and

          (d) all proceeds of all of the foregoing.

     Pledgor agrees to execute and deliver to Pledgee (i) assignments separate from certificate substantially in the form of Exhibit B hereto, undated and appropriately endorsed in blank, with respect to any certificated Pledged Interests and any warrants or options for the purchase of common stock or other equity securities of Issuer included in the Rights and (ii) such other documents of transfer as Pledgee may from time to time reasonably request to enable Pledgee to transfer, after the occurrence and during the continuance of an Event of Default, the Pledged Collateral into its name or the name of its nominee (all of the foregoing are hereinafter collectively referred to as the "Powers").

     2. Security for the Obligations. The Pledged Collateral secures the prompt and complete payment, performance and observance of the Obligations (including, without limitation, all obligations and liabilities of Pledgor hereunder).

     3. Perfection of Security Interest. Pledgor agrees to (a) promptly deliver to Pledgee or Pledgee's nominee all certificates or other instruments evidencing any of the Pledged Collateral, if any, (b) execute and deliver to Pledgee such financing statements as Pledgee may reasonably request with respect to the Pledged Collateral (or, if execution by Pledgor is not required pursuant to the applicable Uniform Commercial Code, Pledgor hereby authorizes Pledgee to file all financing statements deemed necessary by Pledgee to perfect the security interests granted hereunder), and (c) take such other steps as Pledgee may from time to reasonably request to perfect Pledgee's security interest in the Pledged Collateral or any part thereof under applicable law.

     4. Pledged Collateral Adjustments. If, during the term of this Agreement:



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

          (a) any non-cash dividend or distribution, reclassification, readjustment or other change is declared or made in the capital structure of Issuer, or any option, warrant or similar instrument included within the Pledged Collateral is exercised, or both, or

          (b) any subscription, warrants, options or other Rights shall be issued in connection with the Pledged Collateral,

then Pledgor shall (i) promptly deliver all new, substituted and additional shares, warrants, options, Rights or other equity securities, issued by reason of any of the foregoing, and all certificates and other instruments evidencing the same to Pledgee to be held under the terms of this Agreement and shall constitute Pledged Collateral hereunder and (ii) promptly deliver to Pledgee a revised Exhibit A, adding such additional Pledged Collateral; provided, that nothing contained in this Section 4 is intended or shall be deemed or construed to permit any non-cash dividend or distribution, issuance of additional common stock, warrants, options or other Rights or other equity securities, reclassification, readjustment or other change in the capital structure of Company which is not expressly permitted by the Purchase Agreement.

     5. Subsequent Changes Affecting Pledged Collateral. Pledgor hereby represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Pledgee shall not have any obligation to inform Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. Pledgee may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the lien created hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, Pledgee may at any time exchange certificates or other instruments representing or evidencing Pledged Collateral for certificates or other instruments of smaller or larger denominations.

     6. Representations and Warranties. Pledgor hereby represents and warrants as of the effective date hereof to Pledgee as follows:

          (a) Pledgor is the sole legal and beneficial owner of the Pledged Interests owned by Pledgor, free and clear of any lien or encumbrance, except for the lien created by this Agreement;

          (b) The Pledged Interests have been duly authorized and, if such Pledged Interests are shares of stock, validly issued and are fully paid and non-assessable;

          (c) The Pledged Interests constitute ninety-eight percent (98%) of the issued and outstanding shares of common stock or other equity securities of Issuer and there are no outstanding options, warrants or other agreements



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

     with respect to the Pledged Interests;

          (d) Pledgor has full power and authority to enter into this Agreement and has the right to vote, assign, deposit, pledge and grant a lien on or otherwise transfer all of its rights in the Pledged Collateral free and clear of any liens;

          (e) No consent of any other Person is required under Issuer's certificate of incorporation, limited liability company operating agreement, or any other similar constituent document, to the grant of the liens provided hereby and to the transfer of the Pledged Collateral to, and to the exercise of any voting or other consensual rights with respect to the Pledged Collateral by, Pledgee or its designee in connection with the exercise of any remedies hereunder, including under Section 10 below; and there are no restrictions contained in Issuer's certificate of incorporation, limited liability company operating agreement, or any other similar constituent document which could reasonably be expected to impair in any material respect Pledgee's ability to exercise any of such or any other remedies.

          (f) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution or delivery by Pledgor of, or performance by Pledgor under, this Agreement or (ii) for the exercise by Pledgee of the voting, consensual or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement;

          (g) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of Pledgee, securing the prompt and complete payment, performance and observance of the Obligations;

          (h) Each of the Powers, if any, is duly executed and gives Pledgee the authority it purports to confer; and

          (i) Pledgor's legal name is exactly as it appears on the signature pages hereto, Pledgor's jurisdiction of organization is the State of Indiana, and Pledgor will provide Pledgee with thirty (30) days prior written notice of any change in Pledgor's legal name or jurisdiction of organization.

     7. Voting Rights. During the term of this Agreement, and except as otherwise provided in this Section 7, Pledgor shall have the right to vote the Pledged Interests on all questions in a manner not inconsistent with the terms of the Purchase Agreement, any Transaction Document or this Agreement and Pledgee will deliver all necessary documents to allow Pledgor to take such action upon Pledgor's reasonable request. After the occurrence and during the



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

continuance of an Event of Default, Pledgee may, at Pledgee's option, (a) exercise all voting and other consensual rights and powers pertaining to the Pledged Collateral, including the right to take action by consent and (b) terminate Pledgor's ability to vote the Pledged Interests by written notice to Pledgor of such termination. Pledgor hereby agrees to execute all proxies or other instruments, documents or agreements deemed reasonably necessary by Pledgee to evidence the right to vote the Pledged Interests as provided hereunder, and Pledgor agrees that it shall not be entitled to rescind, revoke or otherwise modify Pledgee's vote executed in accordance with this Section 7. Any and all proxies executed by Pledgor pursuant to this Section 7 shall be deemed for all purposes to be a proxy coupled with an interest and shall be irrevocable until the payment in full, in cash, of all the Obligations and the fulfillment or termination of all covenants under the Purchase Agreement. Notwithstanding anything to the contrary contained herein, Pledgor will not, and will not permit Issuer to "opt-out" of Article 8 of the Uniform Commercial Code.

     8. Dividends and Other Distributions. (a) (i) Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Collateral to the extent that such receipt or such distribution is not prohibited by the terms of the Purchase Agreement or any other Transaction Document; provided, that any and all

                         (A) dividends paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

                         (B) dividends and other  distributions  paid or payable
                    in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus;

                         (C) cash paid,  payable or otherwise  distributed  with
                    respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral; and

                         (D) dividends paid in respect of the Pledged Collateral
                    that are not permitted pursuant to the terms of the Purchase Agreement or any other Transaction Document shall be Pledged Collateral, and shall be forthwith delivered to Pledgee to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for Pledgee, be segregated from the other property or funds of Pledgor, and be delivered immediately to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsements); and

               (ii) Pledgee shall  promptly  execute and deliver (or cause to be



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

          executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

          (b) After the  occurrence  and during the  continuance  of an Event of
     Default:

               (i) All rights of Pledgor to receive the dividend payments which it would otherwise be authorized to receive and retain pursuant to
          Section 8(a)(i) hereof shall cease, and all such rights shall thereupon become vested in Pledgee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

               (ii) All dividends and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Section 8(b) shall be received in trust for Pledgee, shall be segregated from other funds of such Pledgor and shall be paid over immediately to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsements); and

               (iii) Pledgor shall, upon the request of Pledgee, at Pledgor's expense, do or cause to be done all such other acts and things as may reasonably be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

     9. Transfers and Other Liens. Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option or other Rights with respect to, any of the Pledged Collateral without the prior written consent of Pledgee, and that upon any sale or disposition of Pledged Collateral as permitted under this
Section 9, it shall reimburse Pledgee for all reasonable expenses incurred by Pledgee in connection with the release of any lien in connection with such permitted sale or disposition or (b) create or permit to exist any lien upon or with respect to any of the Pledged Collateral or the assets of Issuer, except for the lien created by this Agreement. Pledgor agrees that it will not vote to enable, and will not otherwise permit, Issuer to (x) issue any shares of common stock or other equity or securities of any nature in addition to or in exchange or substitution for the Pledged Interests issued by Company unless such shares of common stock or other equity securities are pledged and delivered to Pledgee as provided herein, or (y) unless specifically permitted by the terms of the Purchase Agreement, dissolve, liquidate, retire any of its shares of common stock or other equity interests or reduce its capital or merge or consolidate with any other Person.

     10. Remedies.

          (a) Pledgee shall have, in addition to any other rights given under this Agreement, the Purchase Agreement or any other Transaction Document or



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

     by applicable law, all of the rights and remedies with respect to the Pledged Collateral of a Pledgee under the Uniform Commercial Code as in effect from time to time in the State of Delaware. In addition, after the occurrence and during the continuance of an Event of Default, Pledgee shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Pledgee, or which Pledgee shall otherwise have the ability to transfer under applicable law, Pledgee may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free and clear from any subordinate claim, encumbrance or right of any kind whatsoever. Pledgee may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor will pay to Pledgee all expenses (including, without limitation, court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof by Pledgee. Pledgee agrees to apply any proceeds of the sale of the Pledged Collateral to the Obligations in accordance with the terms of the Purchase Agreement, and, to the extent any surplus remains after the repayment in full in cash of the Obligations, Pledgee agrees to distribute any such proceeds as required by law.

          (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Pledgee will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor as provided in Section 21 below at least ten (10) days before the time of the sale or disposition; provided, that Pledgee may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived by Pledgor, to the extent permitted by law.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence and during the continuance of an Event of Default, Pledgee may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders



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

     and  prospective  purchasers to those who are qualified and will  represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Pledged Collateral, or any part of it, from one or more investors deemed by Pledgee, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. The acceptance by Pledgee of the highest and best offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

          (d) Pledgor agrees to waive any and all rights of subrogation it may have against Issuer upon the sale or other disposition of all or any portion of the Pledged Interests of Issuer by Pledgee pursuant to the terms of this Agreement.

     11. Security Interest Absolute. The respective rights of Pledgee, the liens created hereunder and all obligations and liabilities of Pledgor, in each case hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Purchase Agreement or any other Transaction Document;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement or any other Transaction Document;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or of this Agreement.

     12. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints Pledgee as its attorney-in-fact, with full authority, in the name of Pledgor or otherwise, after the occurrence and during the continuance of an Event of Default, from time to time in Pledgee's sole discretion, to take any action and to execute any instrument which Pledgee may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of Company to the name of Pledgee or Pledgee's nominee. The power of attorney granted pursuant to this
Section 12 is a power coupled with an interest and shall be irrevocable until the payment in full, in cash, of all Obligations and fulfillment or termination of all covenants under the Purchase Agreement.



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

     13. Waivers. To the extent permitted by applicable law, Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or the occurrence of any default with respect to any of the Obligations, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein, in the Purchase Agreement or in any other Transaction Document.

     14. Term. This Agreement shall remain in full force and effect until all the Obligations have been indefeasibly paid and satisfied in full in cash and all covenants under the Purchase Agreement are fulfilled or terminated. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Pledged Collateral), Pledgee will promptly upon the request of Pledgor, release the security interest created hereunder and, if it then has possession of the Pledged Interests, will deliver the Pledged Interests and the Powers to the Pledgor free and clear of all liens granted in favor of Pledgee.

     15. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

     16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor, Pledgee and their respective successors and assigns. Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Pledgor.

     17. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING IN THIS PLEDGE AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE PLEDGED COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PLEDGEE. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR



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

OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS PLEDGE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     18. Waiver Of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE PLEDGEE, THE PLEDGOR AND ISSUER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     20. Further Assurances. Pledgor agrees that it will cooperate with Pledgee and will execute and deliver, or cause to be executed and delivered, all such other assignments separate from certificate, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Pledgee may reasonably request from time to time in order to carry out the provisions and purposes of this Agreement.

     21. Duty of Care. Pledgee shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with such Person's or that Person's employees' or officers' gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable order. Without limiting the generality of the foregoing, Pledgee shall not be under any obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other Persons but may do so at its option.

All expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall constitute part of the Obligations secured hereby.

     22. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communications shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) to the address on record with the sending party and otherwise in accordance with and subject to the terms of Section 7.4 of the Purchase Agreement.

     23. Amendments, Waivers and Consents. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Pledgee and Pledgor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     24. Section Headings. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

     26. Merger. This Agreement represents the final agreement of Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Pledgor and Pledgee.

     27. Inconsistency. In the event of any of inconsistency between the provisions of this Agreement and the provisions of the Purchase Agreement or any other Transaction Document, the provisions of this Agreement shall control.

      [Remainder of Page In6tentionally Left Blank; Signature Page Follows]









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




         IN WITNESS WHEREOF, Pledgor and Pledgee have each caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



PLEDGOR:
--------


TOTAL LUXURY GROUP, INC.


By:     __________________________

Name:   __________________________

Its:    __________________________



PLEDGEE:
--------

ACCELERANT PARTNERS LLC


By:     __________________________

Name:   __________________________

Title:  __________________________









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




                                 ACKNOWLEDGMENT

     The undersigned hereby (i) acknowledges receipt of a copy of the Pledge Agreement dated as of March 7, 2008 (the "Pledge Agreement") by and among Total Luxury Group, Inc., a Indiana corporation ("Pledgor") and Accelerant Partners LLC, a Delaware limited liability company (the "Pledgee") and (ii) agrees promptly to note on its books and records the transfer of the security interest in the Pledged Interests (as defined in the Pledge Agreement), including the following legend (or such other legend as may be required and/or effective pursuant to the corporate code, limited liability company act or other applicable law of the jurisdiction of organization of the undersigned):

        Total Luxury Group, Inc., a Indiana corporation (the "Pledgor"), has under certain circumstances empowered Accelerant Partners LLC (the "Pledgee"), under that certain Pledge Agreement dated as of March 7, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Pledge Agreement") between Pledgor and Pledgee, to vote all of the shares of common stock of this entity held of record from time to time by Pledgor pursuant to the Pledge Agreement.

Dated as of: March 7, 2008

PETALS DECORATIVE ACCENTS INC.



By:       ______________________________


Name:     ______________________________


Its:      ______________________________

                                    EXHIBIT A

                                PLEDGED INTERESTS
                                -----------------



                                                                   Number and
                                    Class of      Certificate      Percentage
Issuer                               Shares          Number        of Shares

Petals Decorative Accents Inc.       Common                           98%

                                    EXHIBIT B


                  FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE
                  --------------------------------------------

FOR VALUE RECEIVED, the undersigned, Total Luxury Group, Inc., does hereby sell, assign and transfer to __________________________________, ______________ (__)
shares of ____________ common stock of Petals Decorative Accents Inc., a company organized under the laws of the State of Indiana, represented by Certificate No. __ (the "Shares"), standing in the name of the undersigned on the books of said company and does hereby irrevocably constitute and appoint Accelerant Partners LLC, as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Shares, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.





Dated:  ______________



[_____________________, a ___________ ________________]


By:   ______________________________________________


Name: ______________________________________________


Its:  ______________________________________________






















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